AMENDMENT NO. [5]

TO THE

SECOND AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, A2, C, INVESTOR CLASS, P, R, S, SERIES II SHARES, CASH RESERVE SHARES

and CLASSES OF SHARES OF SHORT-TERM INVESTMENTS TRUST

(COMPENSATION)

The 2nd Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2015, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, dated June 28, 2016, as follows:

WHEREAS, the parties desire to amend the Plan to change the name of Invesco Money Market Fund to Invesco Government Money Market Fund;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

Compensation Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Core Plus Bond Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Floating Rate Fund	Class A	0.25%
	Class C	0.75	%^
	Class R	0.50%

Invesco Global Real Estate Income Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Investor	0.25%

Invesco Short Duration High Yield Municipal Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Strategic Real Return Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Charter Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Diversified Dividend Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Summit Fund	Class A	0.25%
	Class C	1.00	%*
	Class P	0/10	%€
	Class S	0.15	%µ

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco European Small Company Fund	Class A	0.25%
	Class C	1.00	%*

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Global Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco International Small Company Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Small Cap Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Alternative Strategies Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement Now Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2020 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2030 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2040 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2050 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Conservative Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Global Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Growth Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Income Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco International Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Mid Cap Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Moderate Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Multi-Asset Inflation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Small Cap Growth Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Asia Pacific Growth Fund	Class A	0.25%
	Class C	1.00	%*

Invesco European Growth Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Global Growth Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Global Opportunities Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Global Small & Mid Cap Growth Fund	Class A	0.25%
	Class C	1.00	%*

Invesco International Companies Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco International Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Investor	0.25%

Invesco International Growth Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Select Opportunities Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco All Cap Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Balanced-Risk Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Balanced-Risk Commodity Strategy Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Greater China Fund	Class A	0.25%
	Class C	1.00%*

Invesco Developing Markets Fund	Class A	0.25%
	Class C	1.00%*

Invesco Emerging Markets Flexible Bond Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Emerging Markets Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Endeavor Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Health Care Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Global Infrastructure Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Markets Strategy Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Targeted Returns Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco International Total Return Fund	Class A	0.25%
	Class C	1.00%*

Invesco Long/Short Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Low Volatility Emerging Markets Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Macro International Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Macro Long/Short Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco MLP Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%

Invesco Premium Income Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Select Companies Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Strategic Income Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Unconstrained Bond Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Corporate Bond Fund	Class R	0.50%

Invesco Global Real Estate Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco High Yield Fund	Class A	0.25%
	Class C	1.00%*

Invesco Short Duration Inflation Protected Fund	Class A	0.25%
	Class A2	0.15%

Invesco Government Money Market Fund	Class C	0.90%#
	Cash Reserve Shares	0.15%
	Class R	0.40%

Invesco Real Estate Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%

Invesco Short Term Bond Fund	Class A	0.15%
	Class C	0.65%
	Class R	0.50%

Invesco U.S. Government Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Dividend Income Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Energy Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Gold & Precious Metals Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Technology Fund	Class A	0.25%
	Class C	1.00%*

Invesco Value Opportunities Fund	Class R	0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Tax-Exempt Cash Fund	Class A	0.10%

Invesco Limited Term Municipal Income Fund	Class A	0.25%
	Class C	1.00%*

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco V.I. American Franchise Fund	Series II	0.25%

Invesco V.I. American Value Fund	Series II	0.25%

Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%

Invesco V.I. Comstock Fund	Series II	0.25%

Invesco V.I. Core Equity Fund	Series II	0.25%

Invesco V.I. Diversified Dividend Fund	Series II	0.25%

Invesco V.I. Core Plus Bond Fund	Series II	0.25%

Invesco V.I. Equally-Weighted S & P 500 Fund	Series II	0.25%

Invesco V.I. Equity and Income Fund	Series II	0.25%

Invesco V.I. Global Core Equity Fund	Series II	0.25%

Invesco V.I. Global Health Care Fund	Series II	0.25%

Invesco V.I. Global Real Estate Fund	Series II	0.25%

Invesco V.I. Government Securities Fund	Series II	0.25%

Invesco V.I. Growth and Income Fund	Series II	0.25%

Invesco V.I. High Yield Fund	Series II	0.25%

Invesco V.I. International Growth Fund	Series II	0.25%

Invesco V.I. Managed Volatility Fund	Series II	0.25%

Invesco V.I. Mid Cap Core Equity Fund	Series II	0.25%

Invesco V.I. Mid Cap Growth Fund	Series II	0.25%

Invesco V.I. Government Money Market Fund	Series II	0.25%

Invesco V.I. S & P 500 Index Fund	Series II	0.25%

Invesco V.I. Small Cap Equity Fund	Series II	0.25%

Invesco V.I. Technology Fund	Series II	0.25%

Invesco V.I. Value Opportunities Fund	Series II	0.25%

Short-Term Investments Trust

Portfolio	Share Class	Maximum Aggregate Fee

Government & Agency Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Government TaxAdvantage Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Liquid Assets Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

STIC Prime Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Tax-Free Cash Reserve Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Treasury Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%”

Notes:

*	Maximum 0.75% asset based sales charge and maximum 0.25% service fee.
^	Maximum 0.50% asset based sales charge and maximum 0.25% service fee.
µ	0.00% asset based sales charge and maximum 0.15% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
€0.00% asset based sales charge and maximum 0.10% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
#	Maximum 0.65% asset based sales charge and maximum 0.25% service fee.
Maximum 0.40% asset based sales charge and maximum 0.25% service fee.